Operating Lease Obligations	12 Months Ended
Dec. 31, 2011
Operating Lease Obligations
OPERATING LEASE OBLIGATIONS

14. OPERATING LEASE OBLIGATIONS

The Company has entered into a number of arrangements that are classified as operating leases. The operating leases are for several branch and office locations. The majority of the branch and office location leases are renewable at the Company's option. Future minimum lease commitments are based on current rental payments. Rental expense charged to operations, including license fees for branch offices, was $108,000, $116,000 and $105,000 in 2011, 2010 and 2009, respectively.

The following is a summary of future minimum rental payments for the next five years required under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2011 (in thousands):

Years ending December 31,
2012	$58
2013	20
2014	22
2015	22
2016	22
2017 and beyond	22

Total minimum payments required	$166